UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 4, 2005 (January 3, 2005)

CAPITAL GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Nevada (state or other juris- diction of incorporation)	0-13078 (Commission File Number)	13-3180530 (I.R.S. Employer (Identification No.)

76 Beaver Street, New York, NY 10005
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 344-2785

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On January 3, 2005, our board of directors extended the expiration date of options due to expire in January 2005 until January 3, 2006. Included in these options are options to purchase an aggregate of 2,647,727 shares of our common stock held by our executive officers and directors.

Section 3 – Securities and Trading Markets

Item 3.03 Material Modification to Rights of Security Holders.

See Item 1.01 above.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 4, 2005	CAPITAL GOLD CORPORATION By: /s/ Gifford A. Dieterle —————————————— Gifford A Dieterle, President